Exhibit 99.2
SUPPLEMENTAL INFORMATION
Three Months Ended December 31, 2010
Dollars in thousands, except per share data
Furnished as of February 22, 2011
(Unaudited)
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Gabrielle M. Andrés at 615.269.8471 or gandres@healthcarerealty.com.
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2010 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2010

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2010

(1) CORPORATE INFORMATION
A) Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
B) Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	NYSE	HR	421946104
Senior Notes due 2011	OTC	HR	421946AF4
Senior Notes due 2014	OTC	HR	421946AF1
Senior Notes due 2017	OTC	HR	42225BAA44
Senior Notes due 2021	OTC	HR	421946AG9
C) Web Site: www.healthcarerealty.com
D) Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Executive Vice President and General Counsel
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President — Corporate Finance
Todd J. Meredith, Executive Vice President — Investments
E) Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Retired Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Edwin B. Morris III, Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System
Roger O. West, Former General Counsel, Healthcare Realty Trust Incorporated
F) Professional Services:
Independent Registered Public Accounting Firm
BDO USA, LLP
414 Union Street, Suite 1800
Nashville, TN 37219
Transfer Agent
Wells Fargo N.A.
Shareowner Services
161 North Concord Exchange
South St. Paul, MN 55075-1139
G) Dividend Reinvestment Plan:
Through the Company’s transfer agent, Wells Fargo, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60 thousand of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.
H) Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.
I) Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andrés
Phone: 615.269.8471
Fax: 615.983.8569
E-mail: gandres@healthcarerealty.com
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2010

(2) CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2010	2009
ASSETS

Real estate properties:
Land	$163,020	$135,495
Buildings, improvements, and lease intangibles	2,310,404	1,977,264
Personal property	17,919	17,509
Construction in progress	80,262	95,059

	2,571,605	2,225,327
Less accumulated depreciation	(484,641)	(433,634)

Total real estate properties, net	2,086,964	1,791,693

Cash and cash equivalents	113,321	5,851

Mortgage notes receivable	36,599	31,008

Assets held for sale and discontinued operations, net	23,915	17,745

Other assets, net	96,510	89,467

Total assets	$2,357,309	$1,935,764

LIABILITIES AND EQUITY

Liabilities:
Notes and bonds payable	$1,407,855	$1,046,422

Accounts payable and accrued liabilities	62,652	55,043

Liabilities of discontinued operations	423	251

Other liabilities	43,639	43,900

Total liabilities	1,514,569	1,145,616

Commitments and contingencies

Equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 66,071,424 and 60,614,931 shares issued and outstanding at December 31, 2010 and December 31, 2009, respectively	661	606

Additional paid-in capital	1,641,379	1,520,893

Accumulated other comprehensive loss	(5,269)	(4,593)

Cumulative net income attributable to common stockholders	796,165	787,965

Cumulative dividends	(1,593,926)	(1,518,105)

Total stockholders’ equity	839,010	786,766

Noncontrolling interests	3,730	3,382

Total equity	842,740	790,148

Total liabilities and equity	$2,357,309	$1,935,764

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2010

(3) INVESTMENT PROGRESSION (1)
A) Construction in Progress

		Three		Twelve
	Number of	Months Ended	Number of	Months Ended
	Properties	December 31, 2010	Properties	December 31, 2010

Balance at beginning of period	3	$58,070	2	$95,059
Fundings on projects in existence at the beginning of the period	—	19,692	—	46,308
New projects started during the period	—	—	2	14,493
Completions	—	—	(1)	(78,098)
Land Held for Development Acquired (2)	—	2,500	—	2,500

Balance at end of period	3	$80,262	3	$80,262

B) Real Estate Properties

		Three		Twelve
	Number of	Months Ended	Number of	Months Ended
	Properties	December 31, 2010	Properties	December 31, 2010

Balance at beginning of period	199	$2,339,148	197	$2,130,268
Acquisitions (2)	5	156,528	14	308,887
Additions/Improvements	—	12,561	—	28,650
Completions (CIP)	—	—	1	78,098
Assets classified as held for sale during the period (3)	(6)	(16,894)	(11)	(42,950)
Dispositions	—	—	(3)	(11,610)

Balance at end of period	198	$2,491,343	198	$2,491,343

C) Mortgage Notes Receivable

		Three		Twelve
	Number of	Months Ended	Number of	Months Ended
	Investments	December 31, 2010	Investments	December 31, 2010

Balance at beginning of period	6	$27,134	4	$31,008
Fundings of new mortgages (4)	2	4,077	7	24,440
Fundings on mortgages in existence at the beginning of the period	—	7,191	—	—
Repayments (4)	(1)	(1,871)	(3)	(9,075)
Principal reduction due to acquisition	—	—	(1)	(9,900)
Scheduled principal payments	—	(2)	—	(27)
Amortization of loan origination fee	—	70	—	153

Balance at end of period	7	$36,599	7	$36,599

(1)	Balances exclude investments in unconsolidated joint ventures and assets classified as held for sale.

(2)	During the fourth quarter of 2010, the Company acquired three medical office buildings, two undeveloped parcels of land and a surgical facility in Texas and a medical office building in Colorado.

(3)	During the fourth quarter of 2010, the Company reclassified six skilled nursing properties in Michigan and Indiana to held for sale upon notification from the operator of its intent to exercise its option to purchase the properties. The Company expects the properties to be sold in the third quarter of 2011.

(4)	During the fourth quarter of 2010, the Company fully funded one mortgage note receivable and partially funded a construction mortgage note receivable, both of which are secured by medical office buildings in Iowa. Also, during the fourth quarter of 2010, one mortgage note receivable, secured by medical office buildings located in Texas, was repaid.
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2010

(4) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

	Medical	Physician	Specialty	Surgical	Inpatient
	Office	Clinics	Outpatient	Facilities	Rehab	Other	Development Properties (3)			% of
	(MOB)	(PC)	(SOP)	(SF)	(IRF) (2)	(OTH)	Stabilization	CIP	Total	Total

Master Leases
1 Alabama			$2,698		$17,721	$9,493			$29,912	1.1%
2 Arizona					16,012				16,012	0.6%
3 California		$8,363				12,688			21,051	0.8%
4 Florida	$17,454	28,700			11,703				57,857	2.2%
5 Georgia		2,683		$3,133					5,816	0.2%
6 Illinois	11,939			1,570					13,509	0.5%
7 Iowa	24,200	1,866	2,154						28,220	1.1%
8 Indiana		21,597		43,406					65,003	2.5%
9 Massachusetts		12,081							12,081	0.5%
10 Missouri				5,208					5,208	0.2%
11 Pennsylvania					113,867				113,867	4.4%
12 Tennessee						7,874			7,874	0.3%
13 Texas				17,314	19,336				36,650	1.4%
14 Virginia	7,020	30,919				1,671			39,610	1.5%
15 Washington	39,629								39,629	1.5%

Master Leases	$100,242	$106,209	$4,852	$70,631	$178,639	$31,726	$—	$—	$492,299	18.8%

	(4) Normalized same facility NOI growth for Master Leases (4Q2010 vs. 4Q2009):									1.8%

Operating Properties
1 Alabama	15,356	2,405							17,761	0.7%
2 Arizona	32,515	1,960					$38,660		73,135	2.8%
3 California	97,496			5,924					103,420	4.0%
4 Colorado	49,344						23,363	$14,493	87,200	3.3%
5 District of Columbia	31,842								31,842	1.2%
6 Florida	119,205	21,708							140,913	5.4%
7 Georgia	7,822								7,822	0.3%
8 Hawaii	24,772						81,641		106,413	4.1%
9 Illinois	24,008						25,594		49,602	1.9%
10 Indiana	77,914								77,914	3.0%
11 Iowa	59,421								59,421	2.3%
12 Kansas	13,996								13,996	0.5%
13 Louisiana	11,814								11,814	0.4%
14 Maryland	9,813								9,813	0.4%
15 Michigan	23,979								23,979	0.9%
16 Mississippi	8,379								8,379	0.3%
17 Missouri	37,550								37,550	1.4%
18 Nevada	8,082			3,801					11,883	0.4%
19 North Carolina	142,964								142,964	5.5%
20 Ohio	14,500								14,500	0.6%
21 Oregon	20,577								20,577	0.8%
22 Pennsylvania	10,798								10,798	0.4%
23 South Carolina	10,953								10,953	0.4%
24 Tennessee	166,033								166,033	6.4%
25 Texas	505,441	19,942		117,499			84,575		727,457	27.9%
26 Virginia			2,433			10,141			12,574	0.5%
27 Washington	19,884							44,997	64,881	2.5%

Operating Properties	$1,544,458	$46,015	$2,433	$127,224	$—	$10,141	$253,833	$59,490	$2,043,594	78.3%

	(4) Normalized same facility NOI growth for Operating Properties (4Q2010 vs. 4Q2009):									2.1%

Land Held for Development								20,772	20,772	0.8%
Corporate Property									14,940	0.6%

Total Equity Investments	$1,644,700	$152,224	$7,285	$197,855	$178,639	$41,867	$253,833	$80,262	$2,571,605	98.5%

Average Age of Facility (years)	18	22	11	19	22	27			19

4Q 2010 Economic Occupancy (5)	86%	83%	100%	88%	95%	80%	23%		82%

4Q 2010 Stabilized Occupancy (5)	86%	83%	100%	88%	95%	80%			87%

Mortgage Investments	10,934	14,920		10,745					36,599	1.4%

Mortgage Investments	$10,934	$14,920	$—	$10,745	$—	$—	$—	$—	$36,599	1.4%

Unconsolidated Joint Ventures
Utah						1,266			1,266	0.1%

Joint Venture Investments	$—	$—	$—	$—	$—	$1,266	$—	$—	$1,266	0.1%

Total Investments	$1,655,634	$167,144	$7,285	$208,600	$178,639	$43,133	$253,833	$80,262	$2,609,470	100.0%

Percent of $ Invested	63.8%	6.4%	0.3%	8.0%	6.9%	1.7%	9.8%	3.1%	100.0%

Number of Investments	138	28	3	11	11	6	9	3	209

(1)	Excludes assets held for sale.

(2)	The Company’s inpatient rehabilitation facilities (IRF) have EBITDARM coverages of approximately 2.75 to 3.50 times.

(3)	Development properties are all MOBs. Properties in Stabilization generated an aggregate net operating loss of approximately $0.6 million for the three months ended December 31, 2010. The Properties in Stabilization are estimated to have a weighted average remaining lease-up period of eight quarters.

(4)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized same facility NOI growth rate in the portfolio is not representative of the entire portfolio. “Normalized” means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 85% of the Company’s owned real estate portfolio is included in the calculation of the ‘same facility’ NOI growth.

(5)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% economic occupancy. The average underlying tenant occupancy of the eight properties under Property Operating Agreements was approximately 62%. The economic occupancy includes and the stabilized occupancy excludes the nine development properties currently in Stabilization. The properties in Stabilization are currently 31% leased. The difference between occupied and leased is that “occupied” refers to tenants currently occuppying the space and “leased” refers to tenants that have signed leases but have not taken occupancy due to finalizing the buildout of their suite.
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2010

(5) DEVELOPMENT PROPERTIES (1)
CONSTRUCTION IN PROGRESS

	Estimated				CIP at	Estimated	Estimated
	Completion	Property		Approximate	December 31,	Remaining	Total
State	Date	Type	Properties	Square Feet	2010	Fundings	Investment

Under construction:

Washington	3Q 2011	MOB	1	206,000	$44,997	$47,203	$92,200
Colorado	3Q 2011	MOB	2	199,000	14,493	40,407	54,900

Land held for development:

Texas					20,772

			3	405,000	$80,262	$87,610	$147,100

(1)	Properties currently under construction are estimated to reach stabilized occupancy over a period of two to three years following completion.
STABILIZATION IN PROGRESS

		Date			Investment at	Estimated			Estimated
	Number of	Transferred	Property	Square	December 31,	Total	4Q 2010		Stabilization
State	Properties	from CIP	Type	Feet	2010	Investment	NOI	Leased	Date

Texas	1	1Q 2008	MOB	140,221	$23,814	$24,900	$345	65%	2Q 2011
Colorado	2	3Q 2008	MOB	161,099	23,363	27,400	(266)	43%	4Q 2011
Arizona	2	4Q 2008	MOB	179,963	38,660	42,700	(247)	17%	1Q 2012
Texas	1	3Q 2009	MOB	129,879	32,540	33,000	48	38%	2Q 2012
Illinois	1	4Q 2009	MOB	95,436	25,594	26,400	(171)	15%	3Q 2012
Texas	1	4Q 2009	MOB	116,838	28,221	29,300	(100)	23%	4Q 2012
Hawaii	1	3Q 2010	MOB	127,268	81,641	86,000	(229)	11%	4Q 2013

				950,704	$253,833	$269,700	$(620)

(6) LEASE MATURITY SCHEDULE (1)

	Annualized			Average
	Minimum	Number of	Percentage	Square Feet
	Rents (2)	Leases	of Revenues	Per Lease

2011	$29,986	326	13.3%	3,604
2012	29,675	294	13.2%	4,133
2013	33,358	268	14.8%	4,823
2014	35,395	287	15.7%	5,144
2015	19,020	192	8.5%	4,720
2016	11,272	61	5.0%	7,129
2017	17,844	68	7.9%	13,598
2018	11,567	78	5.1%	7,412
2019	5,541	28	2.5%	6,846
2020	7,937	30	3.5%	12,061
Thereafter	23,475	56	10.5%	17,394

(1)	Mortgage notes receivable, investment in unconsolidated joint ventures and assets classified as held for sale are excluded.

(2)	Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, future step-ups in rent, or sponsor support payments under financial support agreements and straight-line rent.
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2010

(7) SQUARE FEET OWNED AND/OR MANAGED (1)
A) By Geographic Location

	Number of Properties			Owned (2)					Third Party
		Third		Managed (3)		Development Properties		Not	Property
	Owned	Party	Total	Internal	Third Party	Stabilization (3)	CIP	Managed	Management	Total	Percent

1 Texas	51		51	2,931,740	458,339	386,938		181,526		3,958,543	29.1%
2 Tennessee	15	5	20	1,242,564				75,000	251,394	1,568,958	11.5%
3 Florida	22		22	714,092	33,628			324,131		1,071,851	7.9%
4 North Carolina	14		14	724,291						724,291	5.3%
5 California	10		10	458,955				93,000		551,955	4.2%
6 Colorado	7		7	192,280		161,099	199,000			552,379	4.2%
7 Indiana	5		5		382,695			175,999		558,694	4.1%
8 Pennsylvania	7		7	63,914				437,601		501,515	3.7%
9 Arizona	10	1	11	202,082		179,963		51,903	59,106	493,054	3.6%
10 Virginia	8		8		136,427			339,777		476,204	3.5%
11 Washington	5		5	73,548			206,000	159,071		438,619	3.2%
12 Iowa	9		9		265,063			104,117		369,180	2.7%
13 Illinois	4		4	142,955		95,436		115,100		353,491	2.6%
14 Alabama	6		6	120,192				224,794		344,986	2.6%
15 Hawaii	3		3	173,502		127,268				300,770	2.2%
16 Michigan	3		3	199,749						199,749	1.5%
17 Missouri	5		5	177,039				13,478		190,517	1.4%
18 District of Columbia	2		2	182,836						182,836	1.2%
19 Louisiana	2		2		136,155					136,155	1.0%
20 Mississippi	1	1	2	58,036					40,192	98,228	0.7%
21 Massachusetts	2		2					100,742		100,742	0.7%
22 Georgia	3		3		58,030			20,749		78,779	0.6%
23 Ohio	1		1		73,331					73,331	0.5%
24 Kansas	1		1	70,908						70,908	0.5%
25 Oregon	1		1	62,246						62,246	0.5%
26 Maryland	1		1	58,903						58,903	0.4%
27 Nevada	2		2	16,878	31,026					47,904	0.3%
28 South Carolina	1		1	39,801						39,801	0.3%

Total Properties / Square Feet	201	7	208	7,906,511	1,574,694	950,704	405,000	2,416,988	350,692	13,604,589	100.0%

B) By Facility Type

	Owned						Third Party
	Managed (3)		Stabilization	Construction	Not	Total	Property
	Internal	Third Party	in Progress (3)	in Progress	Managed	Owned	Management	Total	Percent

Medical Office	7,398,544	1,282,022	950,704	405,000	548,163	10,584,433	350,692	10,935,125	80.4%
Physician Clinics	295,970				601,814	897,784		897,784	6.6%
Inpatient Rehab					735,072	735,072		735,072	5.4%
Surgical Facilities	211,997	156,245			225,592	593,834		593,834	4.4%
Other		126,427			283,694	410,121		410,121	3.0%
Specialty Outpatient		10,000			22,653	32,653		32,653	0.2%

Total Square Feet	7,906,511	1,574,694	950,704	405,000	2,416,988	13,253,897	350,692	13,604,589	100.0%

Percent of Total Square Footage	58.1%	11.6%	7.0%	3.0%	17.8%	97.5%	2.5%	100.0%

Total Number of Properties	121	22	9	3	46	201	7	208

C) By Occupancy

								% of Total
	Medical	Physician	Surgical	Specialty	Inpatient			Square
Occupants Greater than 1%	Office	Clinics	Facilities	Outpatient	Rehab	Other	Total	Feet

1 Baylor Health Care System	781,178	73,501	156,245				1,010,924	7.7%
2 HealthSouth					695,286		695,286	5.2%
3 Carolinas Healthcare System	565,612						565,612	4.3%
4 HCA	107,129	235,600	20,938			16,400	380,067	2.9%
5 Ascension Health Care System	200,169						200,169	1.5%
6 OrthoIndy		58,474	117,525				175,999	1.3%

All Other Occupants Less than 1%	8,930,345	530,209	299,126	32,653	39,786	393,721	10,225,840	77.1%

Total Square Feet	10,584,433	897,784	593,834	32,653	735,072	410,121	13,253,897	100.0%

(1)	Mortgage notes, investment in joint ventures and assets classified as held for sale are excluded.

(2)	Approximately 66% of the portfolio are located on or adjacent to a hospital campus.

(3)	The owned and managed portfolio, excluding third party managed properties, consists of 1,433 leases with an average of 3,995 square feet per lease.
Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2010